UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

International Discovery Fund	April 30, 2021
PRIDX	Investor Class
TIDDX	I Class
TRZKX	Z Class

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND

HIGHLIGHTS

■	The fund generated a strong return and outperformed its Lipper peer group but underperformed its benchmark, the S&P Global ex-U.S. Small Cap Index Net, in the six-month period ended April 30, 2021.

■	Our choice of securities in the consumer discretionary, materials, and information technology sectors weighed on relative returns, while stock selection in health care and financials contributed positively.

■	Since the end of 2020, we have been tilting the portfolio to more cyclical names that we believe could benefit from the reopening of economies.

■	We have remained invested in the disruptive, online, and health care names that have been benefiting from the pandemic response. We believe that many of these companies have received a boost that is structural rather than transitory.

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CIO Market Commentary

Dear Shareholder

Global stock markets produced very strong returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2021, while rising yields weighed on returns for bond investors. Although the coronavirus continued to spread in many regions, the beginning of vaccine distributions led investors to look beyond negative headlines in anticipation of a strong economic recovery.

All major global and regional equity benchmarks recorded positive results during the period, and returns in the 20% to 40% range were common across developed and emerging markets. Reports of successful vaccine trials in November increased hopes for a return to normalcy in 2021 and spurred a rotation toward segments that had been beaten down in the initial phase of the pandemic.

After a long period of underperformance, value shares outperformed their growth counterparts during the six-month period, and sector leaders also changed. Energy stocks produced strong gains as oil prices rebounded to their highest level in more than two years, and financials also outperformed as banks benefited from rising longer-term interest rates and improved lending margins. Meanwhile, information technology and consumer discretionary companies, which had been the big winners in the early days of the pandemic, trailed wider benchmarks, although they continued to produce solid gains. A weaker U.S. dollar aided returns for U.S. investors in most regions.

Besides the rollout of vaccines, extraordinary fiscal and monetary support from global governments and central banks remained a key factor in providing a supportive backdrop for markets. In the U.S., President Joe Biden signed the American Rescue Plan Act—a $1.9 trillion program that included direct payments of up to $1,400 to most Americans—into law in March. Central banks kept short-term lending rates near or even below zero, and both the Federal Reserve and the European Central Bank emphasized that the time had not yet arrived for scaling back asset purchases designed to keep downward pressure on long-term interest rates.

Although some regions continued to be impacted by lockdowns, there were signs of a rebound in many economies. The International Monetary Fund increased its forecast for global growth in 2021 to 6%, which would mark the fastest growth rate since 1976, and corporate earnings reports were generally better than expected.

While stock investors looked favorably on the continued accommodative policies and positive economic news, bond investors became concerned about rising inflation. As a result, yields of longer-term Treasuries and other high-quality sovereign debt surged during the period, weighing on returns in many fixed income sectors. High yield bonds, which are less sensitive to interest rate changes, produced strong results though, and tax-free municipal bonds recorded positive returns as states received pandemic-related financial assistance from the federal government and state tax revenues held up better than expected.

As we look ahead, the widespread rollout of vaccines, very supportive monetary and fiscal policies, and the release of pent-up consumer demand could provide support for additional market gains. However, we are aware that there are risks in this environment. Valuations are expensive under all but the most optimistic scenarios. In addition, there are signs of speculation in markets, as shown by the rapid rise in cryptocurrencies and capital formation through less conventional vehicles.

During the tumultuous market volatility of February and March 2020, our portfolio managers remained rooted in company fundamentals and focused on the long term—identifying companies with balance sheets that appeared strong enough to get them to the other side of this pandemic was a particular focus. As we hopefully move forward to better days, our investment teams will continue to follow this approach, applying strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small to medium-sized companies outside the U.S.

FUND COMMENTARY

How did the fund perform in the past six months?

The International Discovery Fund returned 28.79% in the six-month period ended April 30, 2021. The fund underperformed the S&P Global ex-U.S. Small Cap Index Net and the MSCI EAFE Small Cap Index and outperformed the Lipper International Small/ Mid-Cap Growth Funds Average. (Returns for the I and Z Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Negative contributors to relative returns included our choice of securities in the consumer discretionary, materials, and information technology (IT) sectors. In contrast, stock selection in health care and financials contributed positively to relative returns over the period, as did beneficial underweight positions in real estate and utilities.

On a sector basis, stock picking in consumer discretionary hurt relative returns, with this negative effect more than offsetting a positive contribution from our overweight exposure. Several names that benefited earlier during the pandemic sold off after the market rotation from names with growth and momentum factor characteristics to more value-oriented, cyclical stocks. These included online grocery retailer Ocado and online takeaway food delivery aggregator Just Eat Takeaway. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection in the IT sector also detracted from returns. In particular, shares of sensing components specialist AMS sold off sharply on concerns that it could lose its product supply deals with Apple. Longer term, we retain our investment thesis that AMS stands to benefit from its strong positions and technical leadership in structurally growing end markets, namely optical sensing and illumination.

Conversely, our choice of securities in health care was positive, marginally surpassing a negative effect due to our overweight allocation. Our position in Ambu, a leading producer of innovative, single-use scoping equipment in hospitals, performed particularly well. Its shares rose on strong demand for its pulmonary single-use endoscopes during the coronavirus pandemic. Optimism about Ambu’s progress was further buoyed by Japanese approval for the company’s cystoscope and winning multiple contracts in the U.S.

On a country basis, Chinese holdings made a positive contribution to portfolio returns. In particular, our off-benchmark holding in fast-growing Chinese property management company Country Garden Services (CGS). Its shares soared on its acquisition of Languang Justbon, which significantly strengthens CGS’s presence in western China, as well as its delivery of 2020 earnings that materially surpassed expectations and management’s ambitious revenue targets.

How is the fund positioned?

At the end of the reporting period, the portfolio’s largest sector overweight positions were in consumer discretionary, health care, and information technology, while the most significant underweights were in materials, real estate, and utilities. On a country basis, the portfolio is most overweight in the UK and China while having notable underweight exposures in Switzerland, South Korea, and Taiwan. The investment team has continued to carry a stock-by-stock review to confirm the validity of the investment case for the medium-term horizon. We took profits in some winners, retaining smaller stakes, and eliminated some positions in which our conviction waned or our investment thesis changed.

Over the past six months, we have been tilting the portfolio toward more cyclical names that we believe could benefit from the reopening of economies. We initiated positions in several new and compelling opportunities. In the consumer discretionary sector, for example, we initiated a position in Haier Smart Home, the leading home appliance producer in China with commanding positions in washing machines, fridges, and air conditioners. We expect margins to grow due to privatization synergies and business optimization of GE (acquired in 2016) appliances. Elsewhere, we took profits on companies that have had a strong run, such as property manager CGS and domestic appliance manufacturer JS Global Lifestyle.

While we maintained a broadly neutral position in the communication services sector, we started a position in V-Cube, a Japanese communications services company that provides safe and stable video conference services to corporations for seminars.

In the industrials and business services sector, we identified an opportunity in Guangdong Kinlong Hardware Products, a leading player in the highly fragmented small metal hardware industry in China. The company is well managed, in our view, and has a large, national sales force and a wide offering of products. We believe the company can generate strong growth in the near term and expand its market share over the long term.

What is portfolio management’s outlook?

We remain in a period of huge uncertainty—never have so many countries simultaneously and intentionally suppressed economic activity and then tried to restart it. At present, the latest vaccine developments and rollouts via international health care systems provide some hope for an end to the pandemic, although some countries are reintroducing lockdown measures due to a subsequent wave of infections.

Government support for individuals and businesses has been unprecedented, but as economies reopen, we are starting to see the impact of the sharp economic shutdown being manifested in rising unemployment. We fear that this will be the legacy of the pandemic and that many industries could potentially be reshaped. Our investment team has been diligently reassessing the portfolio to identify holdings that could now be structurally challenged or too financially weak to survive, and we are exiting these positions.

The future of small and medium-sized businesses will depend to a large extent on each company’s ability to access short-term capital and how they react to the current situation. In our view, balance sheet strength has become increasingly important and will remain so. The companies that emerge stronger will be the good-quality businesses, with significant market shares and high barriers to entry in their industries. At a regional level, we believe that emerging economies offer many opportunities for disciplined fundamental investors, and we are looking to increase our exposure to them.

Previous crises have offered us opportunities to buy great companies at good valuations. Current conditions, which are being affected by massive government stimulus measures combined with large amounts of liquidity, have made it harder to find these opportunities. We have instead remained invested in the disruptive, online, and health care names that benefited from the pandemic response. We believe that many of these companies have received a boost that is structural rather than transitory, and our investment team is spending time trying to identify areas that will win over the coming years.

As economies rebound, there will be periods when more cyclical businesses perform better, but with higher unemployment looming, we prefer to continue investing in disruptive, high-quality companies with excellent management teams that we believe can grow for the long term and will be able to navigate the risks and the opportunities that arise.

On March 1, 2020, Benjamin Griffiths joined Justin Thomson as co-portfolio manager of the International Small-Cap Equity Strategy. Throughout 2020, Mr. Thomson and Mr. Griffiths worked together to execute a thoughtful transition. Effective January 1, 2021, Mr. Griffiths assumed sole portfolio management responsibility for the fund. Mr. Griffiths has worked closely alongside Justin Thomson as a key member of the international small-cap equity team since joining the firm in 2006, and his investment experience dates from 1999. For the past five years, Mr. Griffiths has served as a portfolio manager for the firm’s European Smaller Companies Strategy, which he continues to manage, and as an investment analyst covering European small-cap stocks.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

BENCHMARK INFORMATION

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/21
Amplifon, Italy	1.8%
Shopify, Canada	1.4
Country Garden Services, China	1.3
Thule, Sweden	1.3
MercadoLibre, Argentina	1.3
Fisher & Paykel Healthcare, New Zealand	1.2
Ocado, United Kingdom	1.2
Shop Apotheke Europe, Germany	1.2
Aixtron, Germany	1.2
Eurofins Scientific, France	1.1
SITC International Holdings, Hong Kong	1.1
Intermediate Capital, United Kingdom	1.1
ASOS, United Kingdom	1.1
Ascential, United Kingdom	1.1
Ambu, Denmark	1.0
StoneCo, Brazil	1.0
Wix.com, United States	1.0
Laboratorios Farmaceuticos Rovi, Spain	0.9
Abcam, United Kingdom	0.9
Draper Esprit, United Kingdom	0.9
Scout24 Holding, Germany	0.8
Nextage, Japan	0.8
Imcd, Netherlands	0.8
Keywords Studios, United Kingdom	0.8
Netcompany, Denmark	0.7
Total	**27.0%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 1.2%		
Common Stocks 1.2%		
MercadoLibre (USD) (1)	85,800	134,790
Total Argentina (Cost $7,491)		**134,790**
AUSTRALIA 2.4%		
Common Stocks 2.4%		
Cochlear	298,554	51,106
IDP Education	2,389,085	41,730
oOh!media (1)	18,466,270	24,252
OZ Minerals	2,382,444	43,466
Steadfast Group	13,900,095	44,595
Xero (1)	444,715	48,445
Total Australia (Cost $132,807)		**253,594**
AUSTRIA 0.8%		
Common Stocks 0.8%		
BAWAG Group	1,162,831	62,726
Mayr Melnhof Karton	122,264	25,375
Total Austria (Cost $71,216)		**88,101**
BELGIUM 0.3%		
Common Stocks 0.3%		
Barco	1,104,436	28,101
Total Belgium (Cost $32,300)		**28,101**
BRAZIL 2.1%		
Common Stocks 1.9%		
Boa Vista Servicos	14,023,761	34,853
Grupo SBF (1)	6,430,800	31,112
Iguatemi Empresa de Shopping Centers	4,959,700	33,728
StoneCo, Class A (USD) (1)	1,637,152	105,825
		205,518

Preferred Stocks 0.2%		
Marcopolo (2)(3)	46,572,883	22,463
		22,463
Total Brazil (Cost $188,186)		**227,981**
CANADA 3.8%		
Common Stocks 3.8%		
Altus Group	875,500	44,240
ARC Resources	1,846,847	11,615
Aritzia (1)	1,182,200	29,499
CAE (1)	1,290,000	40,406
Descartes Systems Group (1)	896,300	57,337
DIRTT Environmental Solutions (1)(2)(4)	6,833,670	23,351
Shopify, Class A (1)	126,343	149,136
Spin Master (1)(2)	1,642,125	55,630
Total Canada (Cost $197,749)		**411,214**
CHINA 12.9%		
Common Stocks 7.1%		
Beijing Enterprises Urban Resources Group (HKD) (1)	130,876,000	22,846
China Feihe (HKD)	20,996,000	59,658
China Resources Mixc Lifestyle Services (HKD) (1)	4,461,400	26,175
Country Garden Services Holdings (HKD)	13,433,000	140,722
Greentown Service Group (HKD)	26,274,000	41,768
Haier Smart Home, H Shares (HKD) (1)	11,624,800	49,992
Hope Education Group (HKD) (4)	209,270,000	70,354
JOYY, ADR (USD)	347,400	33,024
Li Ning (HKD)	6,746,500	54,753
New Horizon Health (HKD) (1)	1,389,000	12,338
Shandong Weigao Group Medical Polymer, H Shares (HKD)	20,712,000	46,370
Silergy (TWD)	506,000	52,007
Tsingtao Brewery, H Shares (HKD)	4,896,000	44,341
Vipshop Holdings, ADR (USD) (1)	2,065,740	63,563
Yangzijiang Shipbuilding Holdings (SGD)	48,626,600	52,184
		770,095
Common Stocks - China A Shares 5.8%		
Arctech Solar Holding, A Shares (1)(5)	1,886,464	40,909
Autel Intelligent Technology, A Shares (5)	3,727,132	42,169
Bafang Electric Suzhou, A Shares (CNH)	1,891,724	62,279
Beijing Shunxin Agriculture, A Shares (CNH)	3,751,236	28,694

Fuyao Glass Industry Group, A Shares (CNH)	2,978,264	23,479
Guangdong Kinlong Hardware Products, A Shares (5)	1,961,542	57,173
Hongfa Technology, A Shares (CNH)	4,225,200	36,324
Jason Furniture Hangzhou, A Shares (CNH)	5,303,341	65,578
Ocean's King Lighting Science & Technology, A Shares (5)	10,602,864	18,252
Qingdao Haier Biomedical, A Shares (5)	3,073,377	46,968
Shenzhen Megmeet Electrical, A Shares (CNH)	8,617,397	45,000
Sino Wealth Electronic, A Shares (CNH)	1,487,400	11,353
Warom Technology, A Shares (5)	6,101,325	18,448
Yifeng Pharmacy Chain, A Shares (CNH)	4,220,360	58,462
Zhejiang Shuanghuan Driveline, A Shares (5)	24,540,002	46,915
Zhongji Innolight, A Shares (CNH)	3,289,446	17,334
		619,337
Total China (Cost $867,031)		**1,389,432**
DENMARK 1.7%		
Common Stocks 1.7%		
Ambu, Class B	1,893,304	105,969
Netcompany Group	763,162	79,593
Total Denmark (Cost $22,500)		**185,562**
EGYPT 0.3%		
Common Stocks 0.3%		
Edita Food Industries, GDR (USD)	1,625,704	4,551
Integrated Diagnostics Holdings (USD)	20,350,886	23,818
Total Egypt (Cost $29,631)		**28,369**
FINLAND 0.8%		
Common Stocks 0.8%		
Huhtamaki	603,766	28,643
QT Group (1)	480,943	56,900
Total Finland (Cost $38,817)		**85,543**
FRANCE 2.8%		
Common Stocks 2.8%		
BioMerieux	162,979	19,387
Edenred	695,351	39,420
Esker	100,671	28,074

Eurofins Scientific (1)	1,238,049	122,618
SPIE (1)	2,167,116	54,779
Tikehau Capital (4)	1,225,592	38,898
Total France (Cost $161,500)		**303,176**

GERMANY 6.8%

Common Stocks 6.8%

AIXTRON (1)(2)	6,088,819	129,895
Auto1 Group (1)	487,830	27,565
CANCOM	641,370	39,593
Evotec (1)	784,478	32,632
flatexDEGIRO (1)	495,291	63,431
Hypoport (1)	73,056	44,027
Instone Real Estate Group (1)	1,391,920	41,387
Knaus Tabbert (1)	415,789	35,712
MorphoSys (1)	251,665	23,761
MYT Netherlands Parent, ADR (USD) (1)(4)	1,052,482	31,543
Norma Group	898,236	50,133
Scout24 (4)	1,028,057	85,473
Shop Apotheke Europe (1)	637,904	131,447
Total Germany (Cost $415,514)		**736,599**

HONG KONG 1.8%

Common Stocks 1.8%

Impro Precision Industries	60,088,000	16,004
JS Global Lifestyle (1)	14,664,500	44,274
LK Technology Holdings	10,112,500	15,549
SITC International Holdings	30,839,000	117,509
Total Hong Kong (Cost $61,577)		**193,336**

INDIA 2.6%

Common Stocks 2.6%

Astral Poly Technik	1,869,964	39,948
Blue Star (1)	2,116,991	24,127
CreditAccess Grameen (1)	1,841,473	14,811
Dr Lal PathLabs	384,585	15,209
Escorts	2,676,840	40,458
Info Edge India (1)	300,964	19,927
Polycab India (1)	1,769,860	35,057
TeamLease Services (1)	675,075	29,121

Torrent Pharmaceuticals	1,217,107	41,099
V-Mart Retail (1)	422,227	15,249
Total India (Cost $182,517)		**275,006**

IRELAND 0.8%

Common Stocks 0.8%

Cairn Homes (GBP) (1)	30,929,949	41,137
DCC (GBP)	552,913	47,976
Total Ireland (Cost $65,006)		**89,113**

ITALY 3.8%

Common Stocks 3.8%

Amplifon (1)	4,473,996	188,826
Brunello Cucinelli (1)(4)	582,676	29,660
Carel Industries	3,519,017	78,812
FinecoBank Banca Fineco (1)	3,938,216	67,737
Freni Brembo (1)	300,231	3,736
GVS (1)	2,512,540	43,784
Total Italy (Cost $149,273)		**412,555**

JAPAN 17.9%

Common Stocks 17.9%

Aida Engineering	2,282,500	19,188
Aiful	8,876,100	25,537
Appier Group (1)(4)	567,100	9,916
Aruhi (2)(4)	1,799,900	29,046
Capcom	897,000	29,101
Coca-Cola Bottlers Japan Holdings	1,251,500	20,025
Daiwabo Holdings	2,776,000	43,417
Denka	488,400	19,127
DIC	1,112,600	28,437
Disco	124,300	40,139
Electric Power Development	2,962,600	47,497
Fujitec	1,555,500	35,172
Fujitsu General	1,790,900	47,492
Fukuoka Financial Group	1,450,400	24,738
Hanwa	1,463,900	43,500
Heiwa Real Estate	1,356,200	46,183
Hikari Tsushin	89,900	18,084
Horiba	495,800	32,295

Idec	1,373,400	21,074
Industrial & Infrastructure Fund Investment	20,588	37,279
Mabuchi Motor	660,400	26,451
Maeda (4)	5,922,400	50,605
Matsumotokiyoshi Holdings (4)	674,600	27,130
Media Do (4)	583,400	30,569
METAWATER	1,515,000	29,473
Mitsui Mining & Smelting	896,800	30,529
Modec	1,975,100	37,634
Musashi Seimitsu Industry	2,616,800	45,768
Nakanishi	1,662,400	34,084
NET One Systems	1,750,200	57,290
Nextage (2)	5,340,600	84,549
NGK Spark Plug	1,510,500	25,225
Nifco	918,500	31,379
Nippon Ceramic	705,400	16,648
Nippon Seiki	2,728,700	29,924
Nippon Soda	805,500	23,385
Nipro	5,220,900	62,836
Nitto Boseki	543,700	19,164
NOF	834,100	44,079
Obara Group (2)(4)	1,038,800	35,232
PALTAC	522,600	27,229
Persol Holdings	1,542,600	28,409
Round One	3,227,500	35,729
Ryohin Keikaku (4)	1,490,100	31,383
Sakata INX	3,019,300	28,081
Sakata Seed	455,400	16,059
Sansan (1)(4)	599,500	49,263
Sanwa Holdings	3,684,600	47,602
Sega Sammy Holdings	1,284,200	18,432
Stanley Electric	1,133,400	32,445
Sumitomo Seika Chemicals	512,400	18,217
Taiyo Yuden	646,300	29,664
Takuma	1,568,200	32,203
Tokyo Tatemono	3,052,900	45,199
Toyo Tire	2,376,100	43,474
V-Cube (2)(4)	2,010,100	52,466
Yellow Hat	2,022,200	34,005
Total Japan (Cost $1,490,809)		**1,929,061**

MEXICO 0.3%		
Common Stocks 0.3%		
Grupo Aeroportuario del Sureste, ADR (USD) (1)	165,200	28,100
Total Mexico (Cost $26,328)		**28,100**
NETHERLANDS 2.9%		
Common Stocks 2.9%		
Aalberts	653,901	35,328
EQT (SEK)	1,353,893	45,629
IMCD	577,090	83,822
Intertrust (1)	1,673,966	30,994
Just Eat Takeaway.com (1)(4)	729,716	75,397
Kendrion (4)	498,515	13,947
Van Lanschot Kempen, CVA (1)	1,014,979	29,708
Total Netherlands (Cost $147,849)		**314,825**
NEW ZEALAND 1.2%		
Common Stocks 1.2%		
Fisher & Paykel Healthcare	5,188,578	133,725
Total New Zealand (Cost $7,899)		**133,725**
RUSSIA 0.6%		
Common Stocks 0.6%		
HeadHunter Group, ADR (USD) (1)	1,001,500	41,152
Ozon Holdings, ADR (USD) (1)(4)	451,892	28,103
Total Russia (Cost $37,882)		**69,255**
SPAIN 3.1%		
Common Stocks 3.1%		
Aedas Homes (1)	1,380,553	35,639
Amadeus IT Group, A Shares (1)	923,863	62,913
CIE Automotive	938,899	26,117
Fluidra	1,117,216	38,796
Inmobiliaria Colonial Socimi	5,449,170	55,279
Laboratorios Farmaceuticos Rovi	1,677,399	97,237

Linea Directa Aseguradora Cia de Seguros y Reaseguros (1)	8,664,678	16,980
Total Spain (Cost $223,977)		**332,961**

SWEDEN 3.4%

Common Stocks 3.4%		
Ambea (1)	4,250,441	39,845
Avanza Bank Holding	1,940,588	69,658
Beijer Ref	1,344,135	20,844
MIPS	419,730	33,953
Olink Holding, ADR (USD) (1)	563,377	19,831
Thule Group	2,981,332	135,226
Trelleborg, B Shares (4)	1,968,496	51,212
Total Sweden (Cost $164,489)		**370,569**

SWITZERLAND 2.2%

Common Stocks 2.2%		
ams (1)	2,680,087	46,468
DKSH Holding	630,214	50,716
PolyPeptide Group (1)	193,710	17,022
Sensirion Holding (1)	476,963	32,571
Tecan Group	121,533	59,222
Valora Holding (1)	138,389	29,039
Total Switzerland (Cost $167,385)		**235,038**

TAIWAN 0.3%

Common Stocks 0.3%		
Win Semiconductors	2,392,000	31,203
Total Taiwan (Cost $38,297)		**31,203**

UNITED ARAB EMIRATES 0.6%

Common Stocks 0.6%		
Air Arabia (1)	58,616,324	20,347
Network International Holdings (GBP) (1)	7,104,592	41,227
Total United Arab Emirates (Cost $56,099)		**61,574**

UNITED KINGDOM 20.3%

Common Stocks 20.3%

Abcam (1)	4,595,814	96,984
AJ Bell	5,312,763	32,595
Ascential (1)(2)	23,876,755	114,762
ASOS (1)	1,600,487	115,381
Auction Technology Group (1)	2,390,828	31,004
Bytes Technology Group (1)	6,206,540	42,259
Croda International	691,279	64,579
CVS Group (1)	1,394,227	42,992
Dechra Pharmaceuticals	550,616	30,670
Derwent London	956,893	44,015
Dr. Martens (1)	5,533,247	36,965
Draper Esprit (1)(2)	7,936,154	92,450
First Derivatives (1)(2)	1,380,420	55,769
Frontier Developments (1)	839,056	37,374
Funding Circle Holdings (1)(2)	18,835,782	39,952
Genus	1,061,050	74,520
Helios Towers (1)(4)	21,519,950	50,954
Hiscox (1)	2,155,345	24,126
HomeServe	1,561,626	23,600
Howden Joinery Group (1)	4,368,093	48,798
Intermediate Capital Group	3,873,891	116,952
IP Group (1)	8,860,470	15,707
IQE (1)(2)	66,358,972	53,600
Keywords Studios (1)	2,230,295	83,331
National Express Group (1)	9,000,383	37,186
Ninety One	2,829,289	9,562
Ocado Group (1)	4,558,506	131,964
Playtech (1)	5,041,802	32,392
Polypipe Group	5,318,255	41,497
Renishaw	740,013	63,895
Rightmove	3,318,376	28,131
Rotork	7,395,537	35,151
Spirax-Sarco Engineering	309,987	50,597
SSP Group (1)	10,521,616	46,555
Syncona (1)(6)	8,927,278	29,297
THG (1)	5,386,616	46,108
Trainline (1)	11,637,788	73,306
Victrex	1,643,834	53,307
Watches of Switzerland Group (1)	5,531,080	56,006
YouGov	5,374,901	78,657
Total United Kingdom (Cost $1,283,844)		**2,182,950**

UNITED STATES 1.0%		
Common Stocks 1.0%		
Wix.com (1)	326,400	103,756
Total United States (Cost $19,659)		**103,756**
SHORT-TERM INVESTMENTS 1.4%		
Money Market Funds 1.4%		
T. Rowe Price Government Reserve Fund, 0.02% (2)(7)	151,610,459	151,610
Total Short-Term Investments (Cost $151,610)		**151,610**
SECURITIES LENDING COLLATERAL 2.0%		
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 2.0%		
Short-Term Funds 2.0%		
T. Rowe Price Short-Term Fund, 0.09% (2)(7)	21,081,157	210,812
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		**210,812**
Total Securities Lending Collateral (Cost $210,812)		**210,812**
Total Investments in Securities		
102.1% of Net Assets (Cost $6,650,054)		**$ 10,997,911**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Affiliated Companies

(3) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.

(4) See Note 4. All or a portion of this security is on loan at April 30, 2021.

(5) See Note 4. China A shares held through the QFII are subject to certain restrictions.

(6) Organized as a closed-end management investment company.

(7) Seven-day yield

ADR American Depositary Receipts

CNH Offshore China Renminbi

The accompanying notes are an integral part of these financial statements.

April 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S. The fund has three classes of shares: the International Discovery Fund (Investor Class), the International Discovery Fund–I Class (I Class) and the International Discovery Fund–Z Class (Z Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value  The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act.

Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs  The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of April 30, 2021, the fund held no derivative instruments.

The amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended April 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts  The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets  The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

China A Shares  The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A share market through the Shanghai-Hong Kong Stock Connect program (Shanghai Stock Connect), through the Shenzhen-Hong Kong Stock Connect program (Shenzhen Stock Connect), or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY), and those acquired through the Shanghai Stock Connect and the Shenzhen Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gains tax related to its A share investments.

Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2021, the value of loaned securities was $196,260,000; the value of cash collateral and related investments was $210,812,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,666,154,000 and $2,358,390,000, respectively, for the six months ended April 30, 2021.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/ tax differences to reflect tax character but are not adjusted for temporary differences.

The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2021, the cost of investments for federal income tax purposes was $6,657,222,000. Net unrealized gain aggregated $4,334,099,000 at period-end, of which $4,597,988,000 related to appreciated investments and $263,889,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2021, the effective annual group fee rate was 0.28%.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2021 as indicated in the table below and remain subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2021, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $663,000 for T. Rowe Price Services, Inc.; and $127,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2021, the fund was allocated $66,000 of Spectrum Funds’ expenses. Of these amounts, $32,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At April 30, 2021, approximately 100% of the outstanding shares of the Z Class were held by the Spectrum Funds.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreements (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd, T. Rowe Price Hong Kong Limited, and T. Rowe Price Japan, Inc. (Subadvisors), on behalf of the fund. In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contracts. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisors and the approval of the Advisory Contract and Subadvisory Contracts. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contracts by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contracts, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisors about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under each Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fourth quintile (Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Expense Group and (Expense Universe), and the fund’s total expenses ranked in the third and fourth quintiles (Expense Group) and second and third quintiles (Expense Universe).

The Board received additional information from management with respect to the fund’s relative management fee and total expenses ranking in the fourth quintile and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2021